SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )
Filed by the Registrant  [X ]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-
      6(e)(2))

[X ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Sections 240.14a-11(c) or Section 240.14a-
      12

                            PATRICK INDUSTRIES, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X]  No fee required

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

   1) Title of each class of securities to which transaction applies:


   2) Aggregate number of securities to which transaction applies:


   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


   4) Proposed maximum aggregate value of transaction:


   5) Total fee paid:


[  ]  Fee paid previously with preliminary materials

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:


   2) Form, Schedule or Registration Statement No.:


   3) Filing Party:

   4) Date Filed:

                            PATRICK INDUSTRIES, INC.
                             1800 SOUTH 14TH STREET
                                  P.O. BOX 638
                             ELKHART, INDIANA 46515
                                  219-294-7511

                                  ------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 15, 2001

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Patrick Industries, Inc., an Indiana corporation, will be held at the Company's Patrick Metals Division offices, 5020 Lincolnway East, Mishawaka, Indiana, on Tuesday, May 15, 2001 at 10:30 a.m., Mishawaka time, for the following purposes:

     1.  To elect four directors of the Company to serve until 2004.

     2. To approve a proposed amendment to the Company's 1987 Stock Option Program.

     3. To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 16, 2001, as the record date for the determination of the holders of shares of the Company's outstanding Common Stock entitled to notice of and to vote at the Annual Meeting of Shareholders. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     Whether or not you expect to attend the meeting, you are urged to sign, date, and return the enclosed proxy in the enclosed envelope.

                                             By Order of the Board of Directors,


                                                      KEITH V. KANKEL
                                                          SECRETARY

April 10, 2001



PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                            PATRICK INDUSTRIES, INC.
                             1800 SOUTH 14TH STREET
                                  P.O. BOX 638
                             ELKHART, INDIANA 46515
                                  219-294-7511
                              ---------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 15, 2001
                         -------------------------------

     This Proxy Statement is being mailed to shareholders of Patrick Industries, Inc. (the "Company") on or about April 10, 2001, and is furnished in connection with the Board of Directors' solicitation of proxies for the Annual Meeting of Shareholders to be held on May 15, 2001 for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. If the form of proxy which accompanies this Proxy Statement is executed and returned, it may be revoked by the person giving it at any time prior to the voting thereof by written notice to the Secretary, by delivery of a later dated proxy or by requesting to vote in person at the meeting. Additional solicitations, in person or by telephone or telegraph, may be made by certain directors, officers and employees of the Company without additional compensation. Expenses incurred in the solicitation of proxies, including postage, printing and handling, and actual expenses incurred by brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners, will be paid by the Company.

     The Annual Report to shareholders for the year ended December 31, 2000, accompanies this Proxy Statement. Additional copies of the Annual Report may be obtained by writing the Secretary of the Company.

                               VOTING INFORMATION

     Each shareholder is entitled to one vote for each share of the Company's Common Stock held as of the record date. For purposes of the meeting, a quorum means a majority of the outstanding shares. As of the close of business on March 16, 2001, the record date for shareholders entitled to vote at the annual meeting, there were outstanding 4,505,666 shares of Common Stock, entitled to one vote each. In determining whether a quorum exists at the meeting, all shares represented in person or by proxy will be counted. A shareholder may, with respect to the election of directors, (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. With respect to the proposal to amend the 1987 Stock Option Program, a shareholder may (i) vote for the proposal, (ii) vote against the proposal or (iii) abstain from voting. Proxies properly executed and received by the Company prior to the meeting and not revoked will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder, proxies will be voted for the election of all named director nominees and for the approval of the amendment to the 1987 Stock Option Program.

     The Directors are elected by a plurality of the votes cast by shares present in person or by proxy at the Annual Meeting and entitled to vote. Withholding authority to vote in the election of Directors will have no effect on that matter. The affirmative vote of the holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote is required for approval of the proposed amendment to the Company's 1987 Stock Option Program. Abstentions in connection with the proposal to amend the Company's 1987 Stock Option Program will count as votes against the proposal. Broker non-votes will have no effect on any matter at the Annual Meeting. Any other matter which may properly come before the meeting will be approved if the votes cast favoring the action exceed the votes cast opposing the action.

     The Board of Directors knows of no other matter which may come up for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

     Shareholder proposals for inclusion in proxy materials for the next Annual Meeting should be addressed to the Company's Secretary, P.O. Box 638, Elkhart, Indiana 46515, and must be received no later than December 11, 2001. In addition, the Company's By-laws require notice of any other business to be brought before a meeting by a shareholder (but not included in the proxy statement) to be delivered to the Company's Secretary, together with certain prescribed information, not less than 20 nor more than 50 days prior to such meeting. Likewise, the Articles of Incorporation and By-laws require that shareholder nominations to the Board of Directors be delivered to the Secretary, together with certain prescribed information, not less than 20 no more than 50 days prior to a meeting at which directors are to be elected.

                           STOCK OWNERSHIP INFORMATION

     The following table sets forth, as of the record date, information concerning the only parties known to the Company having beneficial ownership of more than 5 percent of its outstanding Common Stock and information with respect to the stock ownership of all directors and executive officers of the Company as a group.


                                                                                         NUMBER OF
                                                                                           SHARES
                                                                                        BENEFICIALLY    PERCENT
           NAME AND ADDRESS OF BENEFICIAL OWNER                                             OWNED       OF CLASS
           ------------------------------------                                             -----       --------

     Mervin D. Lung . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    995,786       22.10%
       Chairman of the Company
       P.O. Box 638
       Elkhart, Indiana  46515
     Dimensional Fund Advisors, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .     399,842        8.87%
       1299 Ocean Avenue, 11th Floor
       Santa Monica, California  90401
     FMR Corp . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . .     415,100        9.21%
       82 Devonshire Street
       Boston, Massachusetts  02109
     Heartland Advisors, Inc. . . . . . . . . . . . .. . . . .. . . . . . . . . . . .      515,000       11.43%
       789 North Water Street
       Milwaukee, Wisconsin  53202
     Directors and Executive Officers as a group (11 persons) . . . . . . . . . . . .    1,251,986       27.79%(1)
---------

(1)  The  stock  ownership  of the  executive  officers  named  in  the  Summary
     Compensation Table is set forth under the heading "Election of Directors", except for R. Lynn Brandon (10,000 shares) and Alan M. Rzepka (250 shares).


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that certain of the Company's officers, its directors and 10% shareholders file with the Securities and Exchange Commission and Nasdaq an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received by the Company and written representation from the directors and officers that no other reports were required, the Company is unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended December 31, 2000.

                              ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, with the members of each class serving staggered three-year terms. Accordingly, at the 2001 Annual Meeting four directors will be elected to hold office until the 2004 Annual Meeting or until their successors are duly elected and qualified.

     In December, 2000 Merlin Knispel retired as a director of the Company. The Board wishes to express its gratitude for Mr. Knispel's many years of faithful service to the Company and its shareholders. In accordance with the By-Laws, the vacancy created by Mr. Knispel's retirement was filled by the Board of Directors who elected Mr. Walter Wells to complete the remainder of Mr. Knispel's term as a director.

     It is intended that the proxies will be voted for the nominees listed below, unless otherwise indicated on the proxy form. It is expected that these nominees will serve, but, if for any unforeseen cause any such nominee should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies.

     The following information concerning principal occupations and the number of shares of Common Stock of the Company owned beneficially as of March 16, 2001, has been furnished by the nominees and directors continuing in office:


                                                                                        COMMON        PERCENT
                                                                             FIRST      STOCK          OF
                                                                             YEAR       OF THE        COMMON
                                                   PRINCIPAL OCCUPATION    ELECTED      COMPANY       STOCK
       NAME AND AGE                              AND OTHER DIRECTORSHIPS   DIRECTOR     OWNED(1)      OWNED
       ------------                              -----------------------   --------     --------      -----
Nominees to Serve Until the 2004 Annual Meeting:
------------------------------------------------
Keith V. Kankel, 58 . . . . . .Vice President of Finance since 1987          1977        16,686      less
                               and Secretary-Treasurer since 1974.                                   than
                                                                                                     1%

  Mervin D. Lung, 78 . . . . . Chairman in 1989, President since             1961       995,786      22.1%
                               incorporation in 1961 until 1989,
                               husband of Dorothy M. Lung and
                               father of David D. Lung.
  John H. McDermott, 69 . . .  Of counsel to the Chicago, Illinois           1969        35,000      less
                               law firm of McDermott, Will & Emery,                                  than
                               which firm has been retained by the                                   1%
                               Company since 1968 for certain legal
                               matters.
  Harold E. Wyland, 64 . . . . Retired Vice President of Sales,              1989        11,800      less
                               from 1990 through 1998.                                               than
                                                                                                     1%

  Directors to Serve Until the 2003 Annual Meeting:
  -------------------------------------------------
  Thomas G. Baer, 69 . . . . . Retired Vice President of Operations,         1970         9,008      less
                               from 1975 through 1998.                                               than
                                                                                                     1%
Walter Wells, 62  . . . . . . .Retired President and CEO of Schult           2001             0
                               Homes Corporation and Director of
                               Pleasant Street, LLC
David D. Lung, 53 . . . . . . .President (Chief Executive Officer)           1977        75,556      1.68%
                               since 1989.  Son of Mervin D. and
                               Dorothy M. Lung.




                                                                                        COMMON      PERCENT
                                                                             FIRST       STOCK        OF
                                                                             YEAR       OF THE      COMMON
                                                   PRINCIPAL OCCUPATION    ELECTED      COMPANY     STOCK
       NAME AND AGE                              AND OTHER DIRECTORSHIPS   DIRECTOR     OWNED(1)    OWNED
       ------------                              -----------------------   --------     --------    -----
Directors to Serve Until the 2002 Annual Meeting:
-------------------------------------------------
Dorothy M. Lung, 74  . . . .   Vice President and Director of Gano           1986        45,600      1.01%
                               Plywood, Inc. (construction
                               materials), wife of Mervin D. Lung
                               and mother of David D. Lung.
Robert C. Timmins, 79 . . .    Vice President and Director of                1987        45,300      1.00%
                               a Musical Instrument Company and
                               CPA and Partner of McGladrey &
                               Pullen (certified public
                               accountants) until 1985.
Terrence D. Brennan, 62 . .    Retired President and CEO of NBD Bank,       - -           7,000      less
                               Elkhart, IN, from 1973 to 1997.                                       than
                                                                                                     1%
- - - - - - -

(1) Each individual has sole voting and dispositive power over the shares indicated.


                 PROPOSED AMENDMENT TO 1987 STOCK OPTION PROGRAM

     The Company's 1987 Stock Option Program (the "Program") was adopted by the Board of Directors in 1987 and approved by the shareholders in the same year. The purpose of the Program is to attract and retain highly qualified persons as officers and key employees of the Company.

     In 1994, the Program was amended to (i) extend the term of the Program to the year 2004, (ii) increase the number of shares available for grants under the Program to 600,000, (iii) change the class of eligible participants to include non-employee directors, and (iv) add a per person limitation of 50,000 shares to the number of shares which may be awarded to any participant in any year during the term of the Program to comply with the requirements of Section 162(m) of the Internal Revenue Code.

     The Board of Directors has now amended the Program, subject to shareholder approval, to increase the number of shares available for grants under the program by 200,000 shares.

     The proposed amendment will permit the Company to keep pace with changing trends in management compensation and make the Company competitive with those companies that offer stock incentives to attract and keep management employees.

ELIGIBILITY FOR PARTICIPATION

     Officers and other key employees of the Company are eligible to participate in the Program. In addition, each non-employee director bi-annually receives a restricted stock award for 6,000 shares of Common Stock upon election to the Board which will vest after two years of continued service on the Board.

FEDERAL TAX TREATMENT

     The grant of a stock option is not a taxable event. Upon exercise of a stock option, the participant will have taxable income equal to the difference between the fair market value on the date of exercise and the exercise price.

     The non-employee directors who receive restricted stock awards will not realize taxable income at the time of grant, and the Company will not be entitled to a tax deduction at the time of grant, unless any such person makes an election to be taxed at the time of grant. When the restrictions lapse, the non-employee director will recognize taxable income in an amount equal to the then fair market value of the shares. The Company will be entitled to a corresponding tax deduction.

OTHER INFORMATION

     The Compensation Committee has authorized the cancellation of stock options to 44 persons holding options for 327,500 shares of stock. Six months and one day from the cancellation of those options new options will be granted to those persons for seventy-five percent (75%) of the shares covered under the old options with an exercise price equal to the fair market value on the date of grant. The named executive officers will be allowed to participate in this cancellation process as follows:

                                                              NUMBER OF SHARES
                                NUMBER OF SHARES              TO BE RECEIVED
            NAME                UNDER CANCELLED OPTION        UNDER NEW OPTION
            ------------------------------------------------------------------
            Mervin D. Lung             50,000                    37,500
            David D. Lung              50,000                    37,500
            Keith V. Kankel            20,000                    15,000
            Alan M. Rzepka             10,000                     7,500

     The closing price of the Common Stock as reported on the NASDAQ/MNS for March 16, 2001 was $6.688 per share.

     The affirmative vote of holders of a majority of the shares represented and entitled to vote at the meeting is required for approval of the amendment of the 1987 Stock Option Program. Abstentions will count as a vote against the proposal, and broker non-votes will have no effect on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1987 STOCK OPTION PROGRAM.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM COMPENSATION
                                                                        ----------------------
                                       ANNUAL COMPENSATION                    SECURITIES
                                 ---------------------------------             UNDERLYING           ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR       SALARY ($)    BONUS ($)         2000 OPTIONS(#)(1)      COMPENSATION ($)(2)
---------------------------      ----       ----------    ---------         ------------------      ------------------
Mervin D. Lung                   2000       249,326           - - -                   - - -                   700
  Chairman                       1999       243,436       146,393                                             850
                                 1998       235,903       192,806                                             850
David D. Lung                    2000       244,182           - - -                12,000                     700
  President and CEO              1999       238,443       167,664                                             850
                                 1998       198,965       192,806                                             850
Keith V. Kankel                  2000       151,890           - - -                 7,500                     700
  Vice President of Finance      1999       148,413       146,393                                             850
                                 1998       143,461       192,806                                             850
R. Lynn Brandon (3)              2000       147,987           - - -                 7,500                       0
 Vice President of Operations    1999        77,885        63,214                                               0
Alan M. Rzepka (4)               2000       141,615           - - -                12,000                     700
  Vice President Sales/Marketing
- - - - - - - - -

(1) The options are for a term of six years and become exercisable at the rate of 25% per year at the end of the first year, at $6.125 per share.
(2)  Company contributions to 401(k) Savings Plan.
(3)  Mr. Brandon  became an employee of the Company in May, 1999 and was elected
     Vice President in August, 1999.
(4) Mr. Rzepka became an employee of the Company in January, 1986 and was elected Vice President in May, 2000.



                        OPTION GRANTS IN LAST FISCAL YEAR

                                            % OF TOTAL
                                              OPTIONS                                   POTENTIAL
                                              GRANTED                                  REALIZABLE
                                 OPTION        TO        EXERCISE     EXPIRATION          VALUE
                                 GRANTED    EMPLOYEES     PRICE         DATE         5%          10%
                                 -------    ---------   ----------   ------------  ------------------
David D. Lung . . . . . . . . .   12,000       10.4      $6.125       06/06/2007    25,025     56,700
Keith V. Kankel . . . . . . . .    7,500        6.5      $6.125       06/06/2007    15,638     19,800
R. Lynn Brandon . . . . . . . .    7,500        6.5      $6.125       06/06/2007    15,638     19,800
Alan M. Rzepka . . . . . . . .    12,000       10.4      $6.125       06/06/2007    25,025     56,700


    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                NUMBER OF         VALUE OF
                                          SECURITIES UNDERLYING  UNEXERCISED
                                              UNEXERCISED       IN-THE-MONEY
                                             OPTIONS AT FY-     OPTIONS AT FY-
                                                  END (#)           END ($)*
                                               EXERCISABLE /      EXERCISABLE /
NAME                                         NONEXERCISABLE     NONEXERCISABLE
----                                                            --------------
David D. Lung . . . . . . . . . . .  . . . . .  12,500/49,500      $0/0
Keith V. Kankel . . . . . . . . . .  . . . . .   5,000/22,500      $0/0
R. Lynn Brandon . . . . . . . . . .  . . . . .      0/  7,500      $0/0
Alan M. Rzepka . . . . . . . . . . .. . . . .    2,500/19,500      $0/0
- - - - - -

* Market value of the underlying stock at exercise date or year-end as the case may be, minus the exercise price of the options.

     Under the Company's 1987 Stock Option Program, the Company may grant to key employees (including employees who may also be officers and directors, as long as they do not serve on the committee overseeing the administration of the Program) stock options that may either be incentive stock options or non-qualified stock options, related stock appreciation rights and stock awards. In 2000, David D. Lung and Alan M. Rzepka were granted 12,000 share options and Keith V. Kankel and R. Lynn Brandon were granted 7,500 share options. The options vest 25% per year and are for $6.125 per share.

     The executive officers of the Company have deferred compensation agreements which provide that the Company will pay each of these employees or their beneficiaries 60% of their base salary for 120 months upon retirement (if the employee continues in the employ of the Company until the age of 65) or upon the employee's death or total disability, up to a maximum of $102,000 per year for Mervin D. Lung, $82,000 per year for David D. Lung, $72,000 per year for Keith
V. Kankel, and 40% of base salary up to a maximum $72,000 per year for R. Lynn Brandon and Alan M. Rzepka. The cost of these agreements is being funded with insurance contracts purchased by the Company

BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors has an Audit Committee comprised of Terrence D. Brennan, John H. McDermott and Robert C. Timmins, who are not employees of the
Company. The Audit Committee's responsibilities include recommending to the Board of Directors the independent accountants to be employed for the purpose of conducting the annual examination of the Company's financial statement, discussing with the independent accountants the scope of their examination, reviewing the Company's financial statements and the independent accountants' report thereon with Company personnel and the independent accountants, and inviting the recommendations of the independent accountants regarding internal controls and other matters. All of the members of the Audit Committee are independent as defined in the Nasdaq listing standards. The Audit Committee met four times in 2000.

     The Board of Directors also has a Stock Option Committee, comprised of John
H. McDermott, Terrence D. Brennan, and Robert C. Timmins. The Stock Option Committee met three times in 2000.

     The Board of Directors also has a Compensation Committee which met four times in 2000 and their actions are described on the following pages of this Proxy Statement.

     The Board of Directors had six regular and one telephonic meetings in 2000 and all directors attended at least six meetings. Non-employee directors are paid $600 for each meeting they attend. Employee directors receive no compensation as such. On a bi-annual basis in May, each non-employee director is automatically granted a restricted stock award for 6,000 shares of the Company's Common Stock which will vest upon such director's continued service as a member of the Board of Directors for two years or earlier upon certain events.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report of the Compensation Committee and the following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

OVERVIEW

     The Committee policy is to design compensation programs for salaries, incentive bonus programs, other benefits, and long-term incentive programs for all key executives, including the officers named in the Summary Compensation Table. The goals and objectives of the Committee are to attract and retain top quality management employees and ensure that an appropriate relationship exists between executive pay and the creation of shareholder value. The criteria used to determine the compensation of the Chief Executive Officer will also be used in determining compensation for the other officers. The Committee will also receive the recommendation of the Chief Executive Officer regarding the compensation of the other officers.

     Federal tax law imposes a $1 million limit on the tax deduction for certain executive compensation payments. Because the compensation paid to any executive office is significantly below the $1 million threshold, the Compensation Committee has not yet had to address the issues relative thereto.

SALARIES

     The executive salaries are reviewed annually. The Committee sets executive salaries based on competitive market levels, experience, individual and company performance, levels of responsibility, and pay practices of other companies relating to executives of similar responsibility. The Committee considered the compensation levels of executives at comparable companies and fixed the compensation for the CEO and other executive officers at levels approximating the midrange of such companies. The Committee includes in its consideration comparable companies listed in the CRSP Index for lumber and wood products and other in building products industries. See "Performance Graph."

ANNUAL INCENTIVE

     The Company provides an annual bonus plan for executive officers that gives them the opportunity to earn additional compensation based on the performance of the Company. The Chief Executive Officer and the other officers share in this program to achieve certain bonus amounts based on various levels of profitability of the Company. In 2000, there was no bonus due to the Company not having income before taxes.

STOCK OPTIONS

     On an ongoing basis the Company has used stock options as a long-term incentive program for executives and key employees. In 2000, the Stock Option Committee granted options of 115,000 shares at $6.125 per share to key employees. Included in this grant was 12,000 shares each to David D. Lung and Alan M. Rzepka, and 7,500 shares each to Keith V. Kankel and R. Lynn Brandon.

     David D. Lung
     Mervin D. Lung

     John H. McDermott
     Robert C. Timmins
     Terrence D. Brennan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mervin D. Lung is Chairman of the Company and David D. Lung is President and Chief Executive Officer of the Company. Mervin D. Lung and David D. Lung did not participate in the final decisions with respect to their compensation. John
H. McDermott is of counsel to the Chicago, Illinois law firm of McDermott, Will & Emery which provides various legal services to the Company.

CERTAIN TRANSACTIONS

     The Company leases a distribution warehouse and various facilities for its manufacturing operations from Mervin D. Lung, the Company's Chairman, under an agreement which expires September 30, 2005, with an option to renew for three years. The agreement provides for monthly rental of $27,801, and the payment of property taxes and insurance premiums on the property. The Company also leases two buildings from Mr. Lung used for distribution and manufacturing, under an agreement expiring on September 30, 2004, with an option to renew for five years. The agreement provides for monthly rental of $25,029, and the payment of property taxes and insurance premiums on the property. The Company also leases two manufacturing facilities from Mr. Lung under agreements that expire on March 31, 2004 with options to renew for three years. The agreements provide for monthly rentals of $11,149, and the payment of property taxes and insurance premiums on the property. The Company also leases three manufacturing facilities from Mr. Lung under agreements that expire on July 31, 2001, August 31, 2003, and October 31, 2003 with options to renew for three years. The agreements provide for monthly rentals of $25,390, and the payment for property taxes and insurance premiums on the property. The Company also leases an aircraft from Mr. Lung under an agreement that expires on June 13, 2002. The agreement provides for monthly rentals of $24,350, and the payment of insurance premiums and maintenance on the aircraft.

     Mr. Lung owns a building supply firm which does not serve the Manufactured Housing and Recreational Vehicle industries. The Company purchases certain specialty items from and sells products to such firm. During the year ended December 31, 2000, purchases from such firm totaled $54,022 and sales to such firm totaled $76,163.

     The Company believes that the terms of each of the above transactions are at least as favorable as those which could have been obtained from unrelated parties.

                             AUDIT COMMITTEE REPORT


     The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors (a copy of which is attached to this Proxy Statement as Appendix A), include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors, principal accounting officer, and management to review accounting, auditing, internal controls, and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors.

     We have reviewed and discussed with senior management the Company's audited financial statements included in the 2000 Annual Report to Shareholders.
Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are responsibility of management and, (ii) have been prepared in conformity with generally accepted accounting principles.

     We have discussed with McGladrey & Pullen, LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgements and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

     We have  received  from  McGladrey  & Pullen,  LLP a letter  providing  the
disclosures   required  by   Independence   Standards   Board   Standard  No.  1
(Independence Discussions with Audit Committees) with respect to any relationships between McGladrey & Pullen, LLP and the Company that in their professional judgment may reasonably be thought to bear on independence. McGladrey & Pullen, LLP has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

     Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2000 Annual Report to Shareholders, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

     As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principals, and (ii) the report of the Company's independent auditors with respect to such financial statements.

     John H. McDermott
     Terrence D. Brennan
     Robert C. Timmins

                               PERFORMANCE GRAPH*

     Set forth below is a line graph comparing the yearly cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the indices indicated for the period of five fiscal years commencing December 29, 1995 and ended December 29, 2000. This graph assumes that $100 was invested on December 29, 1995 and that all dividends were reinvested. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                 PERFORMANCE GRAPH FOR PATRICK INDUSTRIES, INC.

                Produced on 01/25/2001 including data to 12/29/00



[Graph omitted]




------------------------------------------------------------------------------------------------------------------------
                              LEGEND


Symbol            CRSP Total Returns Index for:                 12/1995   12/1996   12/1997  12/1998   12/1999  12/2000
------            -----------------------------                 -------   -------   -------  -------   -------  -------
                  PATRICK INDUSTRIES, INC.                       100.0    107.4     105.5    111.5     67.9     43.3
                  Nasdaq Stock Market (US Companies)             100.0    123.0     150.5    212.5     394.9    237.6
                  NASDAQ Stocks (SIC 2400-2499 US Companies)     100.0    135.4     152.0    153.2     146.0    100.2
                  Lumber and wood products, except furniture


 NOTES:
     A.   The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B.   The indexes are reweighted daily,  using the market  capitalization on the previous trading day.
     C.   If the  monthly  interval,  based  on the  fiscal  year-end,  is not a trading day, the preceding trading day is used.
     D.   The index level for all series was set to $100.0 on 12/31/1995.
-------------------------------------------------------------------------------------------------------------------------








*Prepared  by  Center  for  Research  in   Securities   Prices,   University  of
Chicago/Graduate School of Business.

                             ACCOUNTING INFORMATION

     The Board of Directors has reappointed McGladrey & Pullen, LLP as independent auditors to audit the financial statements of the Company for 2001. Representatives of McGladrey & Pullen, LLP are expected to be present at the annual meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed by the Company's independent auditors for professional services rendered in connection with (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000, and September 30, 2000, were approximately $120,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by the Company's independent auditors for the Company's most recent fiscal year for professional services in this category.

ALL OTHER FEES

     The aggregate fees for all other services rendered by its independent auditors or affiliates for the Company's most recent fiscal year were approximately $65,300. These fees include work performed by the independent auditors with respect to web site consultation, employee benefit plan audits, and income tax services.

     The Audit Committee has advised the Company that it has determined that the non-audit services rendered by the Company's independent auditors during the Company's most recent fiscal year are compatible with maintaining the independence of such auditors.



                                              By Order of the Board of Directors



                                                          KEITH V. KANKEL
                                                            Secretary
April 10, 2001

                                                                      Appendix A

                            PATRICK INDUSTRIES, INC.
                             AUDIT COMMITTEE CHARTER
PURPOSE
-------

         The Audit Committee is appointed by the Board of Directors for the primary purposes of:

          o Assisting the Board of Directors in fulfilling its oversight responsibilities as they relate to the Company's accounting policies and internal controls, financial reporting practices, and legal and regulatory compliance, and

          o Maintaining, through regularly scheduled meetings, a line of communication between the Board of Directors and the Company's financial management, principal accounting officer, and independent accountants.

COMPOSITION AND QUALIFICATIONS
------------------------------

         The Audit Committee shall be appointed by the Board of Directors and shall be comprised of three or more Directors (as determined from time to time by the Board), each of whom shall meet the independence requirements of the Nasdaq Stock Market, Inc. Each member of the Audit Committee shall have the ability to understand fundamental financial statements. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES
----------------

The Audit Committee will:

(1) Review the annual audited financial statements with management and the independent accounts. In connection with such review, the Audit Committee will:

          o Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

          o Review changes in accounting or auditing policies, including resolution of any significant reporting or operational issues affecting the financial statements.

          o Inquire as to the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

          o Review with the independent accountants any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work, any management letter provided by the independent accountants, and management's response to such letter.

          o    Review  with  the  independent   accountants  and  the  principal
               accounting   officer  the  adequacy  of  the  Company's  internal
               controls, and any significant findings and recommendations.

(2) Review with management and the independent accountants the Company's quarterly financial statements in advance of quarterly earnings releases.

(3) Oversee the external audit coverage. The Company's independent accountants are ultimately accountable to the Board of Directors and the Audit Committee, which have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent accountants. In connection with its oversight of the external audit coverage, the Audit Committee will:

          o Recommend to the Board the appointment of the independent accountants.

          o Approve the engagement letter and the fees to be paid to the independent accountants.

          o Obtain confirmation and assurance as to the independent accountants independence, including ensuring that they submit on a periodic basis (not less than annually) to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for recommending that the Board of Directors take appropriate action in response to the independent accountants' report to satisfy itself of their independence.

          o Meet with the independent accountants prior to the annual audit to discuss planning and staffing of the audit.

          o    Review  and  evaluate   the   performance   of  the   independent
               accountants, as the basis for a recommendation to the Board of Directors with respect to reappointment or replacement.

(4)  Oversee   internal  audit  coverage.   In  connection  with  its  oversight
responsibilities, the Audit Committee will:

          o Review the appointment or replacement of the principal accounting officer.

          o    Review,   in  consultation   with  management,   the  independent
               accountants and the principal accounting officer, the plan and scope of internal audit activities.

          o    Review internal audit activities, budget, and staffing.

          o Review significant reports to management prepared by the internal auditing department and management's responses to such reports.

(5) Review with the independent accountants and the principal accounting officer the adequacy of the Company's internal controls, and any significant findings and recommendations with respect to such controls.

(6) Meet periodically with management to review and assess the Company's major financial risk exposures and the manner in which such risks are being monitored and controlled.

(7) Meet at least annually in separate executive session with each of the chief financial officer, executive officers, and the independent accountants.

(8) Review periodically with the Company's General Counsel (i) legal and regulatory matters which may have a material affect on the financial statements, and (ii) corporate compliance policies or codes of conduct.

(9) Report regularly to the Board of Directors with respect to Audit Committee activities.

(10) Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for each annual meeting.

(11) Review and reassess annually the adequacy of this Audit Committee Charter and recommend any proposed changes to the Board of Directors.


         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations and the Company's corporate policies.

--------------------------------------------------------------------------------
     PROXY                                                        PROXY


                            PATRICK INDUSTRIES, INC.
          1800 SOUTH 14TH STREET, P.O. BOX 638, ELKHART, INDIANA 46515


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mervin D. Lung, David D. Lung, and Keith V. Kankel, and each of them, as the undersigned's proxies, each with full power of substitution, to represent and to vote, as designated below, all of the undersigned's Common Stock in Patrick Industries, Inc. at the annual meeting of shareholders of Patrick Industries, Inc. to be held on Tuesday, May 15, 2001, and at any adjournment thereof, with the same authority as if the undersigned were personally present.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO SPECIFIC DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR APPROVAL OF THE AMENDMENT TO THE 1987 STOCK OPTION PROGRAM. THE DIRECTORS FAVOR A VOTE "FOR" BOTH PROPOSALS.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                       PROMPTLY USING THE RETURN ENVELOPE.

                  (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------

                           PATRICK INDUSTRIES, INC.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /x/



1.   ELECTION OF DIRECTORS:             For  Withhold  For All
      Nominees:                         All     All    Except*
          01 Mervin D. Lung
          02 John H. McDermott          / /    / /      / /
          03 Harold E. Wyland
          04 Keith V. Kankel

                                        ________________________________________
                                        *For ALL except those nominee(s) written above.

2.   Proposal to amend the Company's    For  Against   Abstain
     1987 Stock Option Program.         / /    / /      / /


                                        In their  discretion,  the  Proxies  are
                                        authorized   to  vote  upon  such  other
                                        business as may properly come before the meeting.


                                                  Dated:__________________ ,2001



                                             Signature (s)______________________


                                             ___________________________________

                                             Please sign exactly as name appears
                                             hereon.  For  joint  accounts,  all
                                             tenants  should  sign.   Executors,
                                             Administrators,   Trustees,   etc.,
                                             should so indicate when signing.

 -------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                      PROMPTLY USING THE RETURN ENVELOPE.